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               10-B Draft Articles of Incorporation of Wilderness
                    Hotel Condominium Association, Inc.


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                                    NONSTOCK

                            ARTICLES OF INCORPORATION

                                       OF

                 WILDERNESS HOTEL CONDOMINIUM ASSOCIATION, INC.



             The undersigned, for the purpose of forming a Wisconsin corporation under Chapter 181 of the Wisconsin Statutes, WITHOUT STOCK AND NOT FOR PROFIT, adopts the following Articles of Incorporation for such corporation.

                                    Article 1

             The name of the Corporation is WILDERNESS HOTEL CONDOMINIUMS ASSOCIATION, INC.

                                    Article 2

             The period of existence shall be perpetual.

                                    Article 3

             The purposes shall be to engage in any lawful activities authorized by Chapter 181 of the Wisconsin Statutes.

                                    Article 4

             The principal office is located in Wisconsin Dells, Sauk County, Wisconsin, and the address of such principal office is 511 East Adams Street, Wisconsin Dells, Wisconsin 53965.

                                    Article 5

             The name of the corporation's initial registered agent is Timothy
C. Sweeney.

                                    Article 6

             The address of the initial registered agent is 440 Science Drive, 4th Floor, Madison, Wisconsin 53711. These Articles shall be recorded in Sauk County, Wisconsin.

                                    Article 7

             These Articles may be amended by affirmative vote of Members, as defined in Article 10, having at least three-quarters (3/4) of the votes of all Members present in person or by proxy and voting at a regular or special meeting of the Members.


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                                    Article 8

             The number of directors shall be fixed by or pursuant to the By-laws but shall not be less than three.

                                    Article 9

             The names and addresses of the members of the initial Board of Directors are:

             Thomas J. Lucke            511 East Adams Street
                                        Wisconsin Dells, WI  53965

             S. Peter Helland, Jr.      511 East Adams Street
                                        Wisconsin Dells, WI  53965

             Terri L. Lucke             511 East Adams Street
                                        Wisconsin Dells, WI  53965

                                   Article 10

             Every record owner, whether one or more persons or entities, of a fee simple title to any unit, including land contract buyers, but excluding those having such interest merely as security for the performance of an obligation or as land contract sellers, shall be entitled and required to be a member of the corporation. If title to a unit is held by more than one person, each of such persons shall be members; the vote for such unit on each matter before the membership shall be exercised as they among themselves determine, but in no event may more than one vote be cast with respect to any unit, which vote shall have the weight set forth in the Declaration of the Wilderness Hotel Condominium, as amended. A record owner of more than one unit shall be entitled to one membership for each unit that he, she or it owns. Each such membership shall be appurtenant to the unit upon which it is based and shall be transferred automatically by conveyance of that unit. No person or entity other than such record owner or Wilderness Hotel & Resort, Inc., or Wilderness Development Corporation, Wisconsin corporations, may be a member of the corporation, and membership in the corporation may not be transferred except in connection with the transfer of title to a unit provided, however, that the rights of voting may be assigned to a mortgagee as further security for a loan secured by a mortgage on a unit.



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                                   Article 11

             The name and address of the incorporator is Timothy C. Sweeney, Sweeney & Sweeney, S.C., 440 Science Drive, 4th Floor, Madison, Wisconsin 53711.

             Executed in duplicate this ___ day of ______________ 1997.


                                        ________________________________
                                        Timothy C. Sweeney

STATE OF WISCONSIN   )
                     ) ss.
COUNTY OF __________ )


             Personally came before me this ___ day of _______, 1997 the aforementioned Timothy C. Sweeney, to me known to be the person who executed the foregoing instrument.


[SEAL]                                  _________________________________
                                        Notary Public
                                        State of Wisconsin
                                        My commission:___________________







This instrument was drafted by Attorney Timothy C. Sweeney, Sweeney & Sweeney, S.C., 440 Science Drive, 4th Floor, Madison, WI 53711 (608) 238-4444.



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